UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 10, 2005

ALPHA TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	01-14365	76-0079338

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
(Address of principal executive offices)

Registrant’s telephone number, including area code 310-566-4005

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-16 Letter dated February 28,2005 from Deloitte & Touche LLP

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits.

16.	Letter dated February 28, 2005 from Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Alpha Technologies Group, Inc. (Registrant)

	By:	/s/ Lawrence Butler
Date: February 28, 2005		Lawrence Butler, Chairman, Chief Executive Officer, and Director (Principal Executive Officer)